Exhibit 10.8

DEBT PURCHASE AGREEMENT

THIS DEBT PURCHASE AGREEMENT (this “Agreement”), is made and entered into as of the 15th day of February, 2017 (the “Effective Date”), by and among TCA GLOBAL CREDIT MASTER FUND, LP, a Cayman Islands limited partnership, with an address of 3960 Howard Hughes Parkway, Suite 500, Las Vegas, NV 89169 (“Assignor” or “Lender”), L2 CAPITAL, LLC (“Assignee”), and GROW SOLUTIONS HOLDINGS, INC., a Nevada corporation (the “Borrower”).

WITNESSETH

WHEREAS, the Borrower, Lender, and others entered into, or are otherwise parties to and bound by, the terms of a Senior Secured Credit Facility Agreement dated as of June 30, 2015 but made effective as of December 7, 2015 (such Credit Agreement, together with any amendments, renewals, substitutions, replacements or modifications from time to time, collectively referred to as the “Credit Agreement”); and

WHEREAS, pursuant to the Credit Agreement, the Borrower executed and delivered to Lender that certain Convertible Promissory Note dated as of June 30, 2015, but made effective as of December 7, 2015, evidencing an aggregate amount of Loans under the Credit Agreement in the amount of Nine Hundred Fifty Thousand Dollars ($950,000) (the “Original Note”); and

WHEREAS, Assignee desires to purchase from Lender, and Lender is amenable to selling and assigning to Assignee, Assignor’s right, title and interest in and to the monetary obligations evidenced by the Original Note, or portions thereof (or any replacement notes issued in replacement thereof as hereby contemplated, as applicable) (the “Assigned Debt”), which Assigned Debt shall be purchased by Assignee in multiple tranches as more specifically hereinafter set forth; and

WHEREAS, on or prior to each “Purchase Tranche Closing” (as hereinafter defined), as directed by Lender, the Borrower agrees to sever, split, divide and apportion the Original Note (or any replacement notes issued in replacement thereof as hereby contemplated, as applicable) into two separate and distinct replacement notes, each in substantially the form as set forth on Exhibit “A” attached hereto (the “Note Form”), one for the amount of the portion of the Assigned Debt being sold and assigned at such Purchase Tranche Closing (the portion of the Assigned Debt being sold and assigned at each separate Purchase Tranche Closing, as applicable, being referred to as the “Applicable Assigned Debt”), and one for the remaining amount of the overall debt evidenced by the Credit Agreement and the Original Note (or any replacement notes issued in replacement thereof as hereby contemplated, as applicable) (after the initial Purchase Tranche Closing, and receipt of the Applicable Purchase Price for such initial Purchase Tranche by Lender, and assignment of such Applicable Assigned Debt to Holder as hereby contemplated, such Applicable Assigned Debt, as then owned and held by Assignee, shall be evidenced by that certain senior replacement convertible promissory note in the principal amount of $1,201,441.25 (as of February 14, 2017) issued by Borrower to Assignee on the Effective Date (the “Assignee Replacement Note”);

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, Assignor, Assignee, and Borrower hereby covenant and agree as follows:

1.             Recitals. The recitations set forth in the preamble of this Agreement are true and correct and incorporated herein by this reference.

2.             Agreement to Assign Assigned Debt.

(a)       Purchase Tranche Closings. Provided there is no default or breach under this Agreement, and that no event has occurred that, with the passage of time, the giving of notice, or both, would constitute a default or breach under this Agreement, and subject to all the terms and provisions of this Agreement, the Assignor hereby agrees to sell and assign to Assignee, and Assignee hereby agrees to purchase from Assignor, the Assigned Debt, which Assigned Debt shall be sold in multiple separate tranches (each of such tranches hereinafter referred to as a “Purchase Tranche”), each of such separate Purchase Tranches to be sold and assigned on the respective dates and for the respective amounts set forth in the schedule attached hereto as Exhibit “B” (each closing of a Purchase Tranche referred to as a “Purchase Tranche Closing” and the purchase price to be paid for each Applicable Assigned Debt at each Purchase Tranche Closing, as shown on such attached schedule, referred to as the “Applicable Purchase Price”); provided, however, nothing herein shall prevent Assignee from electing to purchase a greater portion of the Assigned Debt, or more frequently, than that set forth in the attached schedule for any given Purchase Tranche Closing, up to the aggregate amount of the Assigned Debt, by written notice to Assignor delivered prior to the applicable Purchase Tranche Closing.

(b)       Deliveries at Each Purchase Tranche Closing. Subject to the terms of this Agreement, at each Purchase Tranche Closing: (i) Lender shall execute and deliver to Assignee, an assignment of the Applicable Assigned Debt being sold and assigned at such Purchase Tranche Closing, substantially in the form attached hereto as Exhibit “C” (each, an “Assignment”); (ii) Lender shall deliver to Assignee the original replacement note for the Applicable Assigned Debt being sold and assigned at such Purchase Tranche Closing (subject to receipt of same by Lender from Borrower as provided in Section 2(c) below); and (iii) Assignee shall pay to Lender the Applicable Purchase Price for the Applicable Assigned Debt being sold and assigned at such Purchase Tranche Closing, by wire transfer of good and cleared U.S. currency to an account designated by Lender.

(c)       Borrower’s Obligation to Sever Notes. On or prior to each Purchase Tranche Closing, and within no later than two (2) business days after request therefor is made by Lender to Borrower, the Borrower agrees to sever, split, divide and apportion the Original Note (or any replacement notes issued in replacement thereof as hereby contemplated, as applicable) into two separate and distinct and newly issued replacement notes, each substantially in the Note Form. One of such replacement notes shall be for a principal amount equal to the Applicable Purchase Price corresponding to the Applicable Assigned Debt for the applicable Purchase Tranche Closing, and the other replacement note shall be for a principal amount equal to the remaining amount of the overall debt then existing and evidenced by the Credit Agreement and the Original Note (or any replacement notes issued in replacement thereof as hereby contemplated, as applicable). In order to clarify the foregoing, as an example, on or prior to the first Purchase Tranche Closing contemplated hereby, upon request by Lender, the Borrower shall provide to Lender two replacement notes in replacement of the Original Note, one for $325,000, which is the Applicable Purchase Price for the Applicable Assigned Debt being sold and assigned at the first Purchase Tranche Closing, and the second for $876,441.25 (as of February 14, 2017), which is the amount of the overall debt evidenced by the Credit Agreement and the Original Note, less the Applicable Purchase Price for the replacement note being sold and assigned at the first Purchase Tranche Closing. This second replacement note shall then be severed in the same manner for the second Purchase Tranche Closing, and this foregoing process of severing and issuing replacement notes shall be repeated for each Purchase Tranche Closing, until the Assigned Debt is sold and assigned in full, or this Agreement is otherwise earlier terminated in accordance with its terms. Assignee acknowledges and understands that Lender’s obligation to sell, assign and deliver each original replacement note representing the Applicable Assigned Debt at each Purchase Tranche Closing is subject to and conditioned upon Borrower executing and delivering such replacement notes to Lender in accordance with this Agreement.

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(d)       Remaining Debt. Assignee and Borrower acknowledge that at each Purchase Tranche Closing, and subject to Lender’s receipt of the Applicable Purchase Price, only the Applicable Assigned Debt represented by the specific replacement note representing the applicable Purchase Tranche shall be deemed sold and assigned hereunder, it being acknowledged by Assignee and by Borrower that the remaining portion of the debt evidenced by the Credit Agreement and the Original Note (or any replacement notes issued in replacement thereof as hereby contemplated, as applicable) for which the Applicable Purchase Price has not been paid and received by Lender (collectively, the “Remaining Debt”) shall not be sold or assigned thereby unless and until additional replacement notes for additional Purchase Tranches are thereafter sold in accordance with this Agreement and the Applicable Purchase Price therefor is received by Lender.

(e)       No Security Rights. Assignee and Borrower each hereby agree and acknowledge that the sale, transfer and assignment of the Assigned Debt, or any portion thereof, shall be a sale, transfer and assignment of the monetary obligations evidenced by such Assigned Debt (or portion thereof) only, and shall not include, and such sale, transfer and assignment expressly excludes, the Remaining Debt, as well as excluding any and all security rights, rights to any collateral, or any other security interests or rights of Assignor of any nature or kind related to, arising under, or pursuant to, the Credit Agreement, any other “Loan Documents” (as defined in the Credit Agreement) related thereto, or any other security agreements, UCC financing statements, or any other documents or instruments relating to the obligations of the Borrower or any “Guarantors” (as defined in the Credit Agreement) to Assignor (collectively, the “Security Rights”), it being agreed and acknowledged that all Security Rights shall remain with Assignor, as security for any portion of the Assigned Debt not assigned at any Purchase Tranche Closing, the Remaining Debt, or any other obligations of Borrower or any Guarantors to Assignor.

3.             Conditions to Additional Purchases.

(a)       Initial Purchase. The initial Purchase Tranche contemplated hereunder shall be closed and funded simultaneous with the execution of this Agreement by Lender, Assignee and Borrower.

(b)      Subsequent Purchases. If the first Purchase Tranche Closing is consummated hereunder, and the Applicable Purchase Price therefor is paid and received by Lender as contemplated under this Agreement, then Assignee’s obligation to purchase any additional Purchase Tranches as hereby contemplated is a binding and continuing obligation of Assignee; provided, however, Assignee shall have the right to terminate such obligation at any time during the term of this Agreement upon the occurrence of any of the following events (each a “Trigger Event”): (i) the Borrower fails to stay current in its filing obligations with the SEC; (ii) trading of the Borrower’s Common Stock on the “Principal Trading Market” (as defined in the Credit Agreement) is stopped or halted for any reason; (iii) any suspension of electronic trading or settlement services by the Depository Trust Company (“DTC”) with respect to the Common Stock occurs and is continuing, or any receipt by the Borrower of any notice from DTC to the effect that a suspension of electronic trading or settlement services by DTC with respect to the Common Stock is being imposed or is contemplated (unless, prior to such suspension, DTC shall have notified the Borrower in writing that DTC has determined not to impose any such suspension); (iv) the Borrower’s transfer agent (the “Transfer Agent”) fails to issue to Assignee any shares of the Borrower’s Common Stock which may be due to Assignee in connection with any conversion rights exercised by Assignee under any promissory notes purchased by Assignee hereunder, or notes issued in replacement thereof; (v) the Borrower fails to maintain its active status with its State of organization; (vi) Borrower shall default (beyond any applicable notice and cure periods) in any of their obligations to Assignee under the promissory notes purchased by Assignee hereunder, or notes issued in replacement thereof, or any other obligations of Borrower to Assignee; or (vii) the Borrower fails to maintain any share reserve required by Assignee. Upon the occurrence of a Trigger Event, in the event Assignee desires to terminate its obligation to purchase Purchase Tranches as hereby contemplated, Assignee shall deliver to Lender written notice of such termination delivered within five (5) days of the date the Assignee becomes aware of the occurrence of the Trigger Event (which notice shall include a statement of the Trigger Event that has occurred and reasonable evidence of the occurrence thereof), whereupon Assignee’s obligation to purchase any additional Purchase Tranches thereafter shall immediately terminate and be of no further force or effect.

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4.             Representations and Warranties of Assignor. Assignor makes the following representations and warranties to Assignee, each of which shall be deemed made as of the Effective Date, and re-made as of each Purchase Tranche Closing:

(a)       Assignor is the legal and equitable owner of Assignor’s right, title and interest in and to the Assigned Debt (or applicable portion thereof being sold and assigned at each Purchase Tranche Closing), except for any portion of the Assigned Debt previously sold and assigned to Assignee pursuant to this Agreement; and

(b)       Assignor has not sold, transferred, assigned, pledged, hypothecated, or otherwise encumbered the Assigned Debt (or applicable portion thereof being sold and assigned at each Purchase Tranche Closing), except for any portion of the Assigned Debt previously sold and assigned to Assignee pursuant to this Agreement; and

(c)       The Assignor is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate, partnership or other applicable power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder, and the execution, delivery and performance by the Assignor of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate, partnership, or similar action on the part of the Assignor; and

(d)       Except for the foregoing representations and warranties, this Agreement and the Assignment is made by Assignor without recourse, representation or warranty of any nature or kind, express or implied, and Assignor specifically disclaims any warranty, guaranty or representation, oral or written, past, present or future with respect to the Assigned Debt, any portion thereof, or any instruments evidencing same, including, without limitation: (i) the validity, effectiveness or enforceability of the Assigned Debt, any portion thereof, or any instruments evidencing same; (ii) the validity, existence, or priority of any lien or security interest securing the obligations of Borrower or any other Credit Parties evidenced by the Assigned Debt, any portion thereof, or any instruments evidencing same; (iii) the existence of, or basis for, any claim, counterclaim, defense or offset relating to the Assigned Debt, any portion thereof, or any instruments evidencing same; (iv) the financial condition of the Borrower, or any other Credit Parties or guarantor or obligor liable under the Assigned Debt, any portion thereof, or any instruments evidencing same, or the ability of any such parties to pay or perform their respective obligations under the Assigned Debt, any portion thereof, or any instruments evidencing same; (v) the compliance of the Assigned Debt, any portion thereof, or any instruments evidencing same with any laws, ordinances or regulations of any governmental agency or other body; (vi) the value or condition of any collateral securing the obligations under the Assigned Debt, any portion thereof, or any instruments evidencing same; and (vii) the future performance of the Borrower or any other Credit Parties or guarantor or obligor liable under the Assigned Debt, any portion thereof, or any instruments evidencing same. Assignee acknowledges and represents to Assignor that Assignee has been given the opportunity to undertake its own investigations of the Borrower, the Assigned Debt, any portion thereof, or any instruments evidencing same, and having undertaken and performed all such investigations as Assignee deemed necessary or desirable, Assignee represents, warrants and agrees that it is relying solely on its own investigation of the Borrower, the Assigned Debt, any portion thereof, or any instruments evidencing same, and not any information whatsoever provided or to be provided by Assignor, or any representation or warranty of Assignor. This Agreement, and each Assignment of the Assigned Debt, or portion thereof, as provided for herein is made on an “AS IS,” “WHERE IS” basis, with all faults, and Assignee, by acceptance of this Agreement and each Assignment, shall be deemed to have agreed and acknowledged that Assignor has fully performed, discharged and complied with all of Assignor’s obligations, representations, warranties, covenants and agreements hereunder, that Assignor is discharged therefrom, and that Assignor shall have no further liability with respect thereto, except only for those express warranties contained in this Agreement, and Assignee, by such acceptance, expressly acknowledges that ASSIGNOR MAKES NO WARRANTY OR REPRESENTATIONS, EXPRESS OR IMPLIED, OR ARISING BY OPERATION OF LAW, RELATING TO THE ASSIGNED DEBT, ANY PORTION THEREOF, OR ANY INSTRUMENTS EVIDENCING SAME, EXCEPT AS SPECIFICALLY SET FORTH HEREIN.

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(e)       The Assignor is not now, and has not been during the preceding 90 days, an officer, director, 10% or more shareholder of the Borrower, or in any other way an “affiliate” of Borrower, as that term is defined in Rule 144(a)(1) adopted pursuant to the Securities Act of 1933, as amended.

5.             Representations and Warranties of Assignee. Assignee makes the following representations and warranties to Assignor, each of which shall be deemed made as of the Effective Date, and re-made as of each Purchase Tranche Closing:

(a)       The Assignee is a legally recognized entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate, partnership or other applicable power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder, and the execution, delivery and performance by the Assignee of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of the Assignee.

(b)       This Agreement, when executed and delivered by the Assignee, will constitute a valid and legally binding obligation of the Assignee, enforceable against the Assignee in accordance with its terms, except: (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors' rights generally; or (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(c)       The Assignee: (i) either alone or together with its representatives, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of this investment and make an informed decision to so invest, and has so evaluated the risks and merits of such investment; (ii) has the ability to bear the economic risks of this investment and can afford a complete loss of such investment; (iii) understands the terms of and risks associated with the acquisition of the Assigned Debt, or any portion thereof, or any instruments evidencing same, including, without limitation, a lack of liquidity, price transparency or pricing availability and risks associated with the industry in which the Borrower operates; (iv) has had the opportunity to review the Borrower, its business, its financial condition, its prospects, the Credit Agreement, the Assigned Debt, any portion thereof, or any instruments evidencing same, all as the Assignee has determined to be necessary in connection with this Agreement and the assignments contemplated hereby.

(d)       The Assignee understands that: (i) the Assigned Debt, any portion thereof, or any instruments evidencing same, have not been registered under the Securities Act of 1933 (the “Securities Act”) or the securities laws of any state; (ii) the Assigned Debt, any portion thereof, or any instruments evidencing same, and any securities issuable upon conversion of the Assigned Debt, or any portion thereof, is and will be “restricted securities” as said term is defined in Rule 144 of the Rules and Regulations promulgated under the Securities Act (“Rule 144”); (iii) the Assigned Debt, any portion thereof, or any instruments evidencing same, may not be sold, pledged or otherwise transferred unless a registration statement for such transaction is effective under the Securities Act and any applicable state securities laws, or unless an exemption from such registration is available with respect to such transaction; and (iv) the Assigned Debt, any portion thereof, or any instruments evidencing same, will contain restrictive legends as to the foregoing in customary form.

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(e)       The Assignee is not accepting this Agreement or any Assignment as a result of any advertisement, article, notice or other communication regarding the Assigned Debt, any portion thereof, or any instruments evidencing same published in any newspaper, magazine, internet or social media, broadcast over television or radio, presented at any seminary, or under any other media generally circulated or available to the public or any other general solicitation or general advertisement.

(f)       To the knowledge of its officers, members and managers, neither the execution and delivery of this Agreement, or any Assignment, nor the consummation of the transactions contemplated hereby, does or will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or other restriction of any government, governmental agency, or court to which the Assignee is subject or any provision of its organizational documents or other similar governing instruments, or conflict with, violate or constitute a default under any agreement, credit facility, debt or other instrument or understanding to which the Assignee is a party. The Assignee has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with this Agreement and the assignment of the Assigned Debt, any portion thereof, or any instruments evidencing same as contemplated hereby.

(g)       To the knowledge of its officers, members and managers, there is no action, suit, proceeding, judgment, claim or investigation pending, or to the knowledge of the Assignee, threatened against the Assignee which could reasonably be expected in any manner to challenge or seek to prevent, enjoin, alter or materially delay any of the transactions contemplated hereby.

(h)       To the knowledge of its officers, members and managers, no authorization, consent, approval or other order of, or declaration to or filing with, any governmental agency or body or other Person is required for the valid authorization, execution, delivery and performance by the Assignee of this Agreement and the consummation of the transactions contemplated hereby.

(i)       The Assignee hereby acknowledges that the Assigned Debt, any portion thereof, or any instruments evidencing same may only be disposed of in compliance with state and federal securities laws. The Assignee further acknowledges that in connection with any transfer of the Assigned Debt, any portion thereof, or any instruments evidencing same subsequent to the date hereof and other than pursuant to an effective registration statement, or an applicable exemption to such registration requirements, the Borrower and/or the Borrower’s transfer agent may require an opinion of counsel, the form and substance of which opinion shall be reasonably satisfactory to the Borrower and/or the Borrower’s transfer agent, as applicable.

6.             Borrower Acknowledgments. Borrower hereby represents and warrants that the obligations evidenced by the Credit Agreement and the Original Note, including, without limitation, all obligations for the Assigned Debt and the Remaining Debt, are valid and enforceable obligations of the Borrower subject to no defenses, setoffs, counterclaims, cross-actions or equities in favor of the Borrower, and to the extent the Borrower has any defenses, setoffs, counterclaims, cross-actions or equities against Assignor and/or against the enforceability of any such obligations, the Borrower acknowledges and agrees that same are hereby fully and unconditionally waived by the Borrower. The Borrower further acknowledges its obligations under Section 2(c) above, and agrees to timely and promptly deliver replacement notes to Lender as required by this Agreement. The Borrower further acknowledges that the Assigned Debt may only represent a portion of the obligations due or owing under the Credit Agreement and the Original Note, and that the Assigned Debt is only being assigned hereunder in Purchase Tranches as contemplated above. In that regard, the Borrower further acknowledges that the Remaining Debt, and any portion of the Assigned Debt for which the Applicable Purchase Price therefor has not been received by Lender, are and remain valid and enforceable obligations of the Borrower. Borrower agrees and acknowledges that it is and shall remain liable to pay the Remaining Debt, and any portion of the Assigned Debt for which the Applicable Purchase Price therefor has not been received by Lender, as same becomes due in accordance with the terms of the Credit Agreement and the Original Note, or any replacement notes issued in replacement thereof as hereby contemplated, and nothing contained herein shall be deemed or construed any waiver or to otherwise excuse performance by Borrower under its obligations to Lender.

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7.             Release. AS A MATERIAL INDUCEMENT FOR LENDER TO AGREE TO ENTER INTO THIS AGREEMENT, BORROWER AND ASSIGNEE HEREBY RELEASE LENDER, together with all OF ITS PARTNERS AND AFFILIATES, AND THE officers, MEMBERS, DIRECTORS, PARTNERS, employees, agents AND ATTORNEYS of each of the foregoing, from all claims, causes of action and liabilities OF ANY NATURE OR KIND IN ANY WAY relating, directly or indirectly, to the ASSIGNED DEBT, ANY collateral securing ANY OBLIGATIONS THEREUNDER, thIS AGREEMENT, OR ANY OTHER DEBTS OR OBLIGATIONS IN ANY WAY RELATING TO THE CREDIT AGREEMENT, TO THE EXTENT arising on or prior to the date hereof, including, without limitation, any and all claims arising from or relating to negotiations, demands, requests or exercise of remedies in connection with the ASSIGNED DEBT, thIS AGREEMENT, ANY OTHER DEBTS OR OBLIGATIONS IN ANY WAY RELATING TO THE CREDIT AGREEMENT, and Any and All FEES OR CHARGES collected in connection with the ASSIGNED DEBT, thIS AGREEMENT, OR ANY OTHER DEBTS OR OBLIGATIONS IN ANY WAY RELATING TO THE CREDIT AGREEMENT. MOREOVER UPON DELIVERY OF EACH ASSIGNMENT HEREUNDER, THE FOREGOING RELEASE SHALL BE DEEMED AUTOMATICALLY RE-MADE AND EFFECTIVE FOR ALL claims, causes of action and liabilities OF ANY NATURE OR KIND COVERED HEREBY TO THE EXTENT arising on or prior to the date OF SUCH ASSIGNMENT.

8.            Default and Termination.

(a)       Breach By Assignor. In the event Assignor shall breach any of its covenants or agreements hereunder, and such breach is not cured within twenty (20) days after Assignor’s receipt of written notice of such breach from Assignee, which notice shall specify the breach with specificity, then Assignee’s sole and exclusive remedy hereunder shall be to terminate this Agreement upon written notice to Assignor, whereupon this Agreement shall terminate and Assignor and Assignee shall have no further obligation, each to the other, under this Agreement. Assignor and Assignee agree that the foregoing exclusive remedy will be adequate and each of them agrees that Assignee shall not have any other remedies, at law or in equity, for any breach by Assignor not cured within any applicable notice and cure period, other than termination of this Agreement as hereby provided.

(b)       Breach By Assignee. In the event Assignee shall breach any of its covenants or agreements hereunder, and such breach is not cured within twenty (20) days after Assignee’s receipt of written notice of such breach from Assignor, which notice shall specify the breach with specificity, then Assignor’s sole and exclusive remedy hereunder shall be to terminate this Agreement upon written notice to Assignee, whereupon this Agreement shall terminate and Assignor and Assignee shall have no further obligation, each to the other, under this Agreement. Assignor and Assignee agree that the foregoing exclusive remedy will be adequate and each of them agrees that Assignor shall not have any other remedies, at law or in equity, for any breach by Assignee not cured within any applicable notice and cure period, other than termination of this Agreement as hereby provided. Notwithstanding the foregoing to the contrary, the foregoing notice and cure period shall not be applicable with respect to Assignee’s failure to pay the Purchase Price at the Purchase Tranche Closing, and any such failure shall be deemed an immediate breach hereunder, entitling Assignor to avail itself of the exclusive termination remedy hereby provided immediately upon such failure to pay the Purchase Price at the Purchase Tranche Closing.

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(c)       Breach by Borrower. Any breach by Borrower under this Agreement, which breach is not cured within ten (10) days after Borrower’s receipt of written notice of such breach, which notice shall specify the breach with specificity, shall be deemed an event of default by Borrower under the Credit Agreement, and any such breach may be enforced by Assignor through any remedies available to Assignor, at law or in equity, or under the Credit Agreement. Borrower shall have no rights to enforce this Agreement as against Assignor or Assignee, nor shall any breach or default by Assignor or Assignee hereunder in any way abrogate, limit, or otherwise affect Borrower’s obligations under the Credit Agreement and related Loan Documents.

9.             No Waiver. The parties recognize and acknowledge that by entering into this Agreement, the Lender is not waiving any rights or remedies it may have under any of the Loan Documents, any defaults or Events of Default arising thereunder, or any judgments previously obtained by Lender in connection therewith. In addition, notwithstanding anything contained in this Agreement to the contrary, the Lender shall have the right, at any time, to: (i) accept payments (whether in full or partial payments) of the then outstanding Remaining Debt, or any portion of the Assigned Debt not assigned at any Purchase Tranche Closing, whether such payments are made by the Borrower, or any other Person (whether in connection with such other Person’s purchase of all or any portion of the then outstanding Remaining Debt, or any portion of the Assigned Debt not assigned at any Purchase Tranche Closing, or otherwise); or (ii) enter into agreements with Borrower or any other Person for payments to be made to Lender by Borrower or any other Person at such later dates and under such terms and conditions as Lender may elect in its sole and absolute discretion, and in any of such events, or for any other reason whatsoever, in Lender’s sole and absolute discretion, Lender shall have the absolute right to terminate this Agreement upon written notice to Assignee, without liability to Assignee or any other Person, with respect to any portion of the Assigned Debt not yet sold and assigned to Assignee as of such date.

10.           Governing Law. This Agreement shall be governed by and construed in accordance with the laws governing the Credit Agreement.

11.           Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

12.           Headings. The headings of the paragraphs of this Agreement have been included only for convenience, and shall not be deemed in any manner to modify or limit any of the provisions of this Agreement or used in any manner in the interpretation of this Agreement.

13.           Interpretation. Whenever the context so requires in this Agreement, all words used in the singular shall be construed to have been used in the plural (and vice versa), each gender shall be construed to include any other genders, and the word “Person” shall be construed to include a natural person, a corporation, a firm, a partnership, a joint venture, a trust, an estate or any other entity.

14.           Partial Invalidity. Each provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law. If any provision of this Agreement or the application of such provision to any person or circumstances shall, to any extent, be invalid or unenforceable, then the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected by such invalidity or unenforceability.

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15.           Execution. This Agreement may be executed in one or more counterparts, all of which taken together shall be deemed and considered one and the same Agreement. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format file or other similar format file, such signature shall be deemed an original for all purposes and shall create a valid and binding obligation of the party executing same with the same force and effect as if such facsimile or “.pdf” signature page was an original thereof.

16.           Effective Date. For purposes of this Agreement, the “Effective Date” shall mean the date when this Agreement becomes fully executed by all parties hereto.

17.           Exclusive Agreement. Assignee hereby agrees that, unless and until the Assigned Debt is fully assigned hereunder, and the Applicable Purchase Price for the entire Assigned Debt has been paid in full to Lender, then Assignee shall not engage or enter into any other agreements to purchase or exchange any other debts or obligations of the Borrower, other than the Assigned Debt owned by Lender.

[Signatures on the following page]

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IN WITNESS WHEREOF, Assignor, Assignee, and Borrower have executed this Agreement as of the date above first written.

Assignor:

TCA GLOBAL CREDIT MASTER FUND, LP

By:	TCA Global Credit Fund GP, Ltd.
Its:	General Partner

By:
Robert Press, Director

Date:

Assignee:

L2 CAPITAL, LLC

By:
Name:
Title:

Date:

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IN WITNESS WHEREOF, Assignor, Assignee, and Borrower have executed this Agreement as of the date above first written.

Borrower:

GROW SOLUTIONS HOLDINGS, INC.,
a Nevada corporation

By:
Name:
Title:
Date:

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EXHIBIT “A”

FORM NOTE

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EXHIBIT “B”

PURCHASE TRANCHES

Purchase Tranche Number	Amount of Principal Assigned	Applicable Purchase Price	Date for Purchase Tranche Closing
1	$325,000	$325,000	Simultaneously with execution of this Agreement
All additional Purchase Tranches until Assignee has purchased the entire amount of the Assigned Debt	$300,000	$300,000	Each Friday after the five week anniversary of the immediately preceding Purchase Tranche Closing

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EXHIBIT “C”

FORM OF ASSIGNMENT

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